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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 31, 2005


                                True Health, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                             011 44 (0)208 658 9575
          (Telephone number, including area code of agent for service)




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Item 5.  corporate governance and management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 31, 2005, Mr. Steven O'Toole was appointed as an Executive Director of True Health, Inc. with responsibility for IT and Logistical Operations for the group. Mr. O'Toole had during the last year been promoted to the role of Operations Director of Westmeria Health Care Limited, a subsidiary of True Health, Inc. The appointment further strengthens the Board of True Health Inc. and assists in the group's succession plans.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.





                                          By: /s/David Francis
                                             ----------------------------------
                                             David Francis, President and CEO


Date:  February 1, 2005